DREYFUS PENNSYLVANIA MUNICIPAL MONEY MARKET FUND
Letter to Shareholders
Dear Shareholder:
    We are pleased to report the performance for the Dreyfus Pennsylvania
Municipal Money Market Fund for its six-month reporting period ended March
31, 1997. Your Fund produced an annualized yield of 2.88% and, after taking into account the effect of compounding, an annualized effective yield of 2.92%.*
THE ECONOMY
    The economy continued to gain momentum during the past several months, with virtually every new economic report containing fresh evidence of robust growth. Overall, the Commerce Department pegged real economic growth at 3.8 percent for the October through December period. Housing showed particular strength, as home resales jumped a full 9 percent during February and sales of new homes surpassed an 800,000 annual rate for two consecutive months _
January and February _ for the first time in more than a decade. Sales of manufactured goods also quickened, as new orders for factory durables and consumer confidence improved. Meanwhile, the number of people receiving jobless benefits plunged in March.
    Against this steady economic advance, rates rose on two fronts. The
Federal Reserve Board took action at its March 25 meeting, raising the Federal Funds rate by 25 basis points. Many analysts and financial market participants interpreted this preemptive strike against inflation as just the first, anticipating another interest-rate increase at the Fed's May meeting.
However, despite lower unemployment and increased help wanted advertising, higher inflation is not yet evident. Still, advance indicators of inflation are rising and market participants and Fed policymakers remain alert for any sign that inflation is trending upward. Meanwhile, short-term rates continued to move up gradually in the money markets over the period. The market widely anticipated the Fed's move in March, and has already begun adjusting prices in anticipation of the next rate increase.
    For the current fiscal year 1997-98, Pennsylvania lawmakers are deciding earlier than usual how to spend the larger than expected budget surplus. The
Commonwealth's proposed budget calls for no new taxes, while spending priorities and income tax reduction will be aimed toward Pennsylvania's poorer areas. A recent Dun & Bradstreet study showed that Pennsylvania is losing companies and jobs, so portions of the budget will focus on recovery of old industrial sites and job creation. (The Pennsylvania unemployment rate remains below the national average, but is climbing).
MARKET ENVIRONMENT/PORTFOLIO ACTIVITY
     The economic picture is an important component of our portfolio strategy. Market expectations can also affect the short-term municipal market, however, as was the case in this most recent period. For example, the anticipation of Federal Reserve activity prior to the Presidential election this past November left the market jittery, while the lack of Fed action in the weeks following the election helped settle the market into a trading range. Various other influences which affect the municipal market (most specifically supply and demand) can lead us to adjust our strategy, and that could result in a portfolio structure and/or average maturity which may not appear to coincide exactly with interest rate moves, economic conditions, or forecasts. In this way, one might have expected that your Fund's average maturity, during this most recent period, would be relatively short in expectation of higher rates. However, we were comfortable extending maturities beyond 55 days and locking in attractive rates as 1996 drew to a close, due to the expectation of limited availability of high quality
Pennsylvania-exempt municipal note issues in early 1997. This strategy served us well when rates dropped significantly (albeit temporarily) in January, and also left flexibility to extend further should conditions warrant and opportunities arise.
    In the coming months, we expect additional technical market situations to occur, such as increased redemptions in April due to income tax payments and the maturing of significant note issues in June, and clearly we would adjust the
Fund's composition to respond to such situations. We will continue to commit to those issues which meet our high quality investment guidelines and which provide the appropriate level of liquidity for your Fund's needs.
Additionally, we will continue to monitor those conditions which affect our marketplace and adjust our investment strategy where necessary to pursue competitive returns.
    Included in this report are detailed statements about your Fund's holdings and its financial condition. We hope you find them informative.
Please know that we greatly appreciate your continued confidence in the Fund and in The Dreyfus Corporation.
                          Very truly yours,

                      [ Richard J. Moynihan signature logo]

                          Richard J. Moynihan
                          Director, Municipal Portfolio Management
                          The Dreyfus Corporation
April 21, 1997
New York, N.Y.

*Annualized effective yield is based upon dividends declared daily and reinvested monthly.
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
DREYFUS PENNSYLVANIA MUNICIPAL MONEY MARKET FUND
Statement of Investments                                March 31, 1997 (Unaudited)
                                                                                                  Principal
Tax Exempt Investments_100.0%                                                                       Amount           Value
                                                                                                ______________    ____________
Pennsylvania_95.0%
Allegheny County Hospital Development Authority, VRDN (Saint Francis Medical Center)
  3.60%, Series A (LOC; First National Bank of Chicago) (a,b)...............                    $    5,000,000    $ 5,000,000
Allegheny County Port Authority, GAN 3.90%, Series A, 6/30/97 (LOC; PNC Bank) (a)                    3,000,000      3,000,000
Bucks County Industrial Development Authority, IDR, VRDN (Oxford Falls Project)
  3.55% (Corp. Guaranty; Household Finance Corp.) (b).......................                           900,000        900,000
Butler County Industrial Development Authority, Revenue (Lutheran Welfare)
  4.25%, Series A, 11/3/97 (LOC; PNC Bank) (a)..............................                         4,000,000      4,013,790
Carbon County Industrial Development Authority, RRR, CP (Panther Creek Partners):
  3.45%, Series A, 5/21/97 (LOC; National Westminster Bank) (a).............                         3,350,000      3,350,000
  3.50%, Series A, 7/24/97 (LOC; National Westminster Bank) (a).............                         2,620,000      2,620,000
Columbia County Industrial Development Authority, IDR, VRDN (Kleerdex Co. Project)
  4% (LOC; Bank of Tokyo-Mitsubishi) (a,b)..................................                         1,000,000      1,000,000
Delaware County Authority, HR, VRDN (Medical Center)
  3.55% (LOC; Norwest Bank of Minnesota) (a,b)..............................                         3,900,000      3,900,000
Delaware County Industrial Development Authority, RRR, Refunding
  3.625%, Series C, 12/1/97 (LOC; General Electric Capital) (a).............                         4,000,000      4,000,000
Delaware Valley Regional Finance Authority, VRDN
  3.50%, Series D (LOC; Marine Midland Bank) (a,b)..........................                         3,000,000      3,000,000
Emmaus General Authority, Revenue, VRDN:
  3.55%, Series F-7 (LOC; Marine Midland Bank) (a,b)........................                         3,000,000      3,000,000
  3.55%, Series G-5 (LOC; Marine Midland Bank) (a,b)........................                         3,800,000      3,800,000
  3.65% (Liquidity Facility; Credit Suisse and LOC; FSA) (a,b)..............                         5,000,000      5,000,000
Erie County Industrial Development Authority, Revenue, VRDN
  (McInnes Steel Co. Project) 3.80% (LOC; Huntington National Bank) (a,b)...                         1,100,000      1,100,000
Lehigh County Industrial Development Authority, Industrial and Commercial
  Development Revenue, VRDN (Radnor/Lehigh Corp. Project)
  3.525% (LOC; Dresdner Bank) (a,b).........................................                         8,175,000      8,175,000
Northeastern Hospital Authority, HR, CP (Hospital Central Services Capital Asset)
  3.45%, Series B, 5/8/97 (Liquidity Facility; PNC Bank and LOC; MBIA) (a,b)                         2,000,000      2,000,000
State of Pennsylvania:
  CP 3.40%, 5/20/97 (LOC; Bayerische Landesbank) (a)........................                         5,000,000      5,000,000
  TAN 4.50%, 6/30/97........................................................                         5,000,000      5,009,000
Pennsylvania Higher Education Assistance Agency, Student Loan Revenue, VRDN:
  3.50%, Series C (LOC; Student Loan Marketing Association) (a,b)...........                         4,200,000      4,200,000
  3.50%, Series B (LOC; Student Loan Marketing Association) (a,b)...........                         4,500,000      4,500,000
Pennsylvania Higher Educational Facilities Authority,
  College and University Revenues, Refunding, VRDN (College of Optometry)
  3.40% (LOC; First Union National Bank of North Carolina) (a,b)............                         3,790,000      3,790,000
City of Philadelphia:
  CP 3.55%, 4/9/97 (LOC; Fuji Bank) (a).....................................                         4,800,000      4,800,000
  TRAN 4.50%, Series A, 6/30/97.............................................                         2,500,000      2,503,257

DREYFUS PENNSYLVANIA MUNICIPAL MONEY MARKET FUND
Statement of Investments (continued)                                                                March 31, 1997 (Unaudited)
                                                                                                  Principal
Tax Exempt Investments (continued)                                                                  Amount           Value
                                                                                                  ____________    ____________
Pennsylvania (continued)
Philadelphia Redevelopment Authority, Redevelopment Notes (Southwark Plaza Project)
  3.85%, 12/30/97 (Insured; FGIC)...........................................                    $    6,000,000   $  6,000,000
Philadelphia School District, TRAN 4.50%, 6/30/97...........................                         5,000,000      5,005,935
Schuylkill County Industrial Development Authority, VRDN:
  Revenue (Pine Grove Landfill Inc.) 3.85%, Series B (LOC; Meridian BankCorp) (a,b)                  8,000,000      8,000,000
  RRR (Northeastern Power Co.) 3.75% (LOC; Sumitomo Bank) (a,b).............                         2,000,000      2,000,000
Sewickley Valley Hospital Authority, Revenue, Refunding (Sewickley Valley
Hospital)
  3.55%, Series B, 12/15/97.................................................                         2,700,000      2,700,000
Temple University of the Commonwealth System of Higher Education 4.625%, 5/20/97                     6,000,000      6,006,987
Venango Industrial Development Authority, RRR, Refunding, CP (Scrubgrass
Project)
  3.45%, Series A, 5/15/97 (LOC; National Westminster Bank) (a).............                         2,700,000      2,700,000
Washington County Authority, LR, VRDN (Higher Education Pooled Equipment
Lease)
  3.45%, Series A (LOC; First Union National Bank of North Carolina) (a,b)..                         3,900,000      3,900,000
York General Authority, Pooled Finance Revenue, VRDN
  3.50% (LOC; First Union National Bank of North Carolina) (a,b)............                         6,000,000      6,000,000
U.S. Related_5.0%
Commonwealth of Puerto Rico Government Development Bank, CP:
  3.20%, 5/14/97............................................................                         3,000,000      3,000,000
  3.45%, 5/12/97............................................................                         3,565,000      3,565,000
                                                                                                                 _____________
TOTAL INVESTMENTS (cost $132,538,969).......................................                                     $132,538,969
                                                                                                                 =============

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
DREYFUS PENNSYLVANIA MUNICIPAL MONEY MARKET FUND

Summary of Abbreviations
CP            Commercial Paper                                   LR      Lease Revenue
FGIC          Financial Guaranty Insurance Company               MBIA    Municipal Bond Investors Assurance
FSA           Financial Security Assurance                                    Insurance Corporation
GAN           Grant Anticipation Notes                           RRR     Resources Recovery Revenue
HR            Hospital Revenue                                   TAN     Tax Anticipation Notes
IDR           Industrial Development Revenue                     TRAN    Tax and Revenue Anticipation Notes
LOC           Letter of Credit                                   VRDN    Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)
Fitch (c)              or          Moody's             or         Standard & Poor's          Percentage of Value
____                               __________                     __________________          ___________________
F1+/F1                             VMIG1/MIG1, P1 (d)             SP1+/SP1, A1+/A1 (d)              90.9%
AAA/AA (e)                         Aaa/Aa (e)                     AAA/AA (e)                         9.1
                                                                                                  ________
                                                                                                   100.0%
                                                                                                 =========

Notes to Statement of Investments:
    (a) Secured by letters of credit. At March 31, 1997, 70.8% of the Fund's net assets are backed by letters of credit issued by domestic banks, foreign banks, corporations and government agencies.
    (b) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (c) Fitch currently provides creditworthiness information for a limited number of investments.
    (d) P1 and A1 are the highest ratings assigned tax exempt commercial paper by Moody's and Standard & Poor's, respectively.
    (e) Notes which are not F, MIG or SP rated are represented by bond ratings of the issuers.
















SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PENNSYLVANIA MUNICIPAL MONEY MARKET FUND
Statement of Assets and Liabilities                                                               March 31, 1997 (Unaudited)
                                                                                                   Cost               Value
                                                                                                _____________    _____________
ASSETS:                          Investments in securities_See Statement of Investments         $132,538,969       $132,538,969
                                 Cash.......................................                                         4,634,442
                                 Interest receivable........................                                         1,212,354
                                 Prepaid expenses...........................                                             2,218
                                                                                                                  _____________
                                                                                                                   138,387,983
                                                                                                                  _____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                          61,091
                                 Accrued expenses...........................                                             32,488
                                                                                                                  _____________
                                                                                                                         93,579
                                                                                                                  _____________
NET ASSETS..................................................................                                       $138,294,404
                                                                                                                 ==============
REPRESENTED BY:                  Paid-in capital............................                                       $138,315,909
                                 Accumulated net realized gain (loss) on investments                                   (21,505)
                                                                                                                  _____________
NET ASSETS..................................................................                                      $138,294,404
                                                                                                                 ==============
SHARES OUTSTANDING
(UNLIMITED NUMBER OF $.001 PAR VALUE SHARES OF BENEFICIAL INTEREST
AUTHORIZED)                      ...........................................                                       138,315,909
NET ASSET VALUE, offering and redemption price per share....................                                             $1.00
                                                                                                                        =======











SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PENNSYLVANIA MUNICIPAL MONEY MARKET FUND
Statement of Operations                       Six Months Ended March 31, 1997 (Unaudited)
INVESTMENT INCOME
INCOME                           Interest Income............................                                        $2,544,200
EXPENSES:                        Management fee_Note 2(a)...................                      $359,656
                                 Shareholder servicing costs_Note 2(b)......                        60,586
                                 Professional fees..........................                        16,903
                                 Custodian fees.............................                        10,793
                                 Registration fees..........................                         7,784
                                 Trustees' fees and expenses_Note 2(c)......                         4,552
                                 Prospectus and shareholders' reports.......                         4,387
                                 Miscellaneous..............................                         6,608
                                                                                               ___________
                                     Total Expenses.........................                                           471,269
                                                                                                                     __________
INVESTMENT INCOME_NET, representing net increase in net assets
    resulting from operations...............................................                                        $2,072,931
                                                                                                                    ===========



SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PENNSYLVANIA MUNICIPAL MONEY MARKET FUND
Statement of Changes in Net Assets
                                                                                   Six Months Ended
                                                                                    March 31, 1997           Year Ended
                                                                                      (Unaudited)         September 30, 1996
                                                                                  __________________      ___________________
OPERATIONS:
  Investment income_net..............................................               $   2,072,931           $   4,462,075
  Net realized gain (loss) on investments............................                       __                        107
  Net unrealized appreciation (depreciation) on investments..........                       __                       (115)
                                                                                  __________________      ___________________
    Net Increase (Decrease) in Net Assets Resulting from Operations..                   2,072,931               4,462,067
                                                                                  __________________      ___________________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income_net..............................................                  (2,072,931)             (4,462,075)
                                                                                  __________________      ___________________
BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):
  Net proceeds from shares sold......................................                 140,547,621             342,462,567
  Dividends reinvested...............................................                   1,980,613               4,189,968
  Cost of shares redeemed............................................                (156,151,872)           (337,465,853)
                                                                                  __________________      ___________________
    Increase (Decrease) in Net Assets from Beneficial Interest Transactions           (13,623,638)              9,186,682
                                                                                  __________________      ___________________
      Total Increase (Decrease) in Net Assets........................                 (13,623,638)              9,186,674
NET ASSETS:
  Beginning of Period................................................                 151,918,042             142,731,368
                                                                                  __________________      ___________________
  End of Period......................................................               $ 138,294,404           $ 151,918,042
                                                                                  ================       ====================






SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PENNSYLVANIA MUNICIPAL MONEY MARKET FUND
Financial Highlights
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.






                                                   Six Months Ended
                                                    March 31, 1997                    Year Ended September 30,
                                                                        ________________________________________________________
PER SHARE DATA:                                        (Unaudited)        1996       1995        1994        1993        1992
                                                     _____________      ________   ________     _______    ________    ________
    Net asset value, beginning of period..              $  1.00        $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                                         _________      ________   ________     _______    ________    ________
    Investment Operations:
    Investment income_net.................                 .014           .030        .034        .025        .024        .034
                                                         _________      ________   ________     _______    ________    ________
    Distributions:
    Dividends from investment income_net..                (.014)         (.030)      (.034)      (.025)      (.024)      (.034)
                                                         _________      ________   ________     _______    ________    ________
    Net asset value, end of period........              $  1.00        $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                                       =========      =========    ========    =======    ========    ========
TOTAL INVESTMENT RETURN...................                2.89%*        3.04%        3.50%       2.54%       2.45%       3.45%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets                .66%*         .68%         .42%        .20%        .28%        .20%
    Ratio of net investment income
      to average net assets...............                 2.88%*        3.00%       3.45%       2.51%       2.41%       3.39%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager..                   ._           .01%        .27%        .47%        .45%        .55%
    Net Assets, end of period (000's Omitted)          $138,294       $151,918    $142,731    $140,723    $135,096    $118,634
    *Annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PENNSYLVANIA MUNICIPAL MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)
NOTE 1_SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Pennsylvania Municipal Money Market Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal and Pennsylvania income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments are valued at amortized cost, which has been determined by the Fund's Board of Trustees to represent the fair value of the Fund's investments.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $21,500 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 1996. If not applied, $100 of the carryover expires in fiscal 2000, $3,600 expires in fiscal 2003 and $17,800 expires in fiscal 2004.
    At March 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS PENNSYLVANIA MUNICIPAL MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)
NOTE 2_MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the Fund's average daily net assets and is payable monthly.
    (B) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended March 31, 1997, the Fund was charged an aggregate of $20,411 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $30,063 during the period ended March 31, 1997.
    (C) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000. The Chairman of the Board receives an additional 25% of such compensation.
[Dreyfus lion "d" logo]
Registration Mark
DREYFUS PENNSYLVANIA
MUNICIPAL MONEY MARKET FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                            104SA973
[Dreyfus logo]
Registration Mark

Pennsylvania
Municipal Money
Market Fund
Semi-Annual
Report
March 31, 1997